                                                                    Exhibit 10.1

                             AMENDMENT NUMBER THREE
                                     to the

               MASTER REPURCHASE AGREEMENT (2007 SERVICING RIGHTS)

                           Dated as of April 25, 2007

                                      among

                               WACHOVIA BANK, N.A.
                          WACHOVIA CAPITAL MARKETS, LLC

                                       and

                             NOVASTAR MORTGAGE, INC.

     AMENDMENT NUMBER THREE ("Amendment Number Three"),  dated as of October 22,
2007, by and among Wachovia Bank,  N.A., as buyer  ("Buyer"),  Wachovia  Capital
Markets,  LLC,  as agent  ("Agent"),  NovaStar  Mortgage,  Inc.,  as seller (the
"Seller"),  NovaStar  Financial,  Inc.  ("NFI"),  NovaStar  Holding  Corporation
("NHC") and Homeview  Lending Inc.  ("Homeview",  together with Seller,  NFI and
NHC,  each  a  Guarantor  and  collectively  the  "Guarantors")  to  the  Master
Repurchase  Agreement  (2007 Servicing  Rights),  dated as of April 25, 2007, as amended by Amendment Number One, dated May 10, 2007 and by Amendment Number Two, dated September 7, 2007 (as amended, the "Master Repurchase Agreement"),  by and among the Buyer, the Agent, the Seller and the Guarantors.

                                    RECITALS

          WHEREAS,  Buyer, the Seller,  the Guarantors and the Agent have agreed to amend the Master  Repurchase  Agreement  pursuant to the terms and conditions set forth herein.

          NOW THEREFORE,  for good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Defined  Terms.  Any terms  capitalized  but not  otherwise defined  herein  shall  have the  respective  meanings  set forth in the  Master
Repurchase Agreement.

          SECTION 2.  Amendments.  Effective as of the date  hereof,  the Master
Repurchase Agreement is hereby amended as follows:

          (a) Section (c) of Schedule 1 of the Master  Repurchase  Agreement  is
hereby  amended  by  adding  new  subsection  "7."  directly  after  the  end of subsection "6." therein as follows:

               "7. NovaStar  Mortgage  Funding Trust,  Series 2007-2 Pooling and
               Servicing Agreement, dated as of May 1, 2007, by and among

               NOVASTAR  MORTGAGE FUNDING  CORPORATION,  as depositor,  NOVASTAR
               MORTGAGE  INC.,  as servicer and as sponsor,  U.S.  BANK NATIONAL
               ASSOCIATION,  as  custodian  and  DEUTSCHE  BANK  NATIONAL  TRUST
               COMPANY, as trustee."

          SECTION 3.  Conditions  Precedent.  This Amendment  Number Three shall become effective only when:

          (a) This  Amendment  Number  Three is executed  and  delivered by duly authorized officers of each of Buyer, Seller, Guarantors and Agent;

          (b) Buyer  shall  have  received  all fees and other  amounts  due and payable  on or prior to the date  hereof,  including  reimbursement  of all out-of  pocket  expenses  required  to be  reimbursed  or  paid  by  Seller hereunder or any other Program Document;

          (c) Any other deliverable due as the date hereof to Buyer; and

          (d) Buyer has received any other  documents as the Buyer or counsel to the Buyer may reasonably request.

          SECTION  4.  Governing  Law.  THIS  AMENDMENT  NUMBER  THREE  SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK,
WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

          SECTION 5.  Counterparts.  This Amendment Number Three may be executed by each of the parties  hereto on any number of separate  counterparts,  each of which shall be an original and all of which taken together shall  constitute one and the same instrument.

          SECTION  6.  Costs.  Seller  shall  promptly  reimburse  Buyer for all out-of-pocket  costs and expenses of Buyer in connection  with the  preparation, execution  and  delivery of this  Amendment  Number  Three  (including,  without limitation, the fees and expenses of counsel for Buyer).

          SECTION  7.  Limited  Effect.  Except as  amended  hereby,  the Master
Repurchase  Agreement shall continue in full force and effect in accordance with its respective terms.  Reference to this Amendment Number Three need not be made in the Master Repurchase  Agreement or any other instrument or document executed in connection therewith,  or in any certificate,  letter or communication issued or made pursuant to, or with respect to, the Master  Repurchase  Agreement,  any reference therein to the Master Repurchase Agreement,  being sufficient to refer to the  Master  Repurchase  Agreement,  as  amended  thereby.  Seller  shall  be responsible for all costs associated with this Amendment Number Three.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF,  Seller,  Buyer,  Agent and Guarantors have caused their  names to be signed to this  Amendment  Number  Three by their  respective officers thereunto duly authorized as of the date first above written.

                                       NOVASTAR MORTGAGE, INC., as Seller

                                       By:  /s/ Todd M. Phillips
                                          --------------------------------------
                                       Name:  Todd M. Phillips
                                            ------------------------------------
                                       Title:  Executive Vice President
                                             -----------------------------------

                                       WACHOVIA BANK, N.A., as Buyer

                                       By:  /s/ Andrew W. Riebe
                                          --------------------------------------
                                       Name:  Andrew W. Riebe
                                            ------------------------------------
                                       Title:  Director
                                             -----------------------------------

                                       WACHOVIA CAPITAL MARKETS, LLC, as Agent

                                       By:  /s/ Goetz Rokahr
                                          --------------------------------------
                                       Name:  Goetz Rokahr
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------

Amendment No. 3 to the Master Repurchase Agreement (Servicing Rights)

Acknowledged and Agreed:

NFI HOLDING CORPORATION, as Guarantor

By:  /s/ Todd M. Phillips
   -----------------------------------------
Name:  Todd M. Phillips
     ---------------------------------------
Title:  Vice President
      --------------------------------------

NOVASTAR FINANCIAL, INC., as Guarantor

By:  /s/ Todd M. Phillips
   -----------------------------------------
Name:  Todd M. Phillips
     ---------------------------------------
Title:  Vice President
      --------------------------------------

NOVASTAR MORTGAGE, INC., as Guarantor

By:  /s/ Todd M. Phillips
   -----------------------------------------
Name:  Todd M. Phillips
     ---------------------------------------
Title:  Executive Vice President
      --------------------------------------

HOMEVIEW LENDING INC., as Guarantor

By:  /s/ Todd M. Phillips
   -----------------------------------------
Name:  Todd M. Phillips
     ---------------------------------------
Title:  Vice President
      --------------------------------------

Amendment No. 3 to the Master Repurchase Agreement (Servicing Rights)